Newpark Resources February 2021

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2019, and its Quarterly Report on Form 10-Q as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the COVID-19 pandemic; the worldwide oil and natural gas industry; our customer concentration and reliance on the U.S. exploration and production market; our international operations; our ability to attract, retain and develop qualified leaders, key employees and skilled personnel; the availability of raw materials; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; operating hazards present in the oil and natural gas industry and substantial liability claims, including catastrophic well incidents; our ability to execute our business strategy and make successful business acquisitions and capital investments; our market competition; our contracts that can be terminated or downsized by our customers without penalty; our product offering expansion; our compliance with environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; the potential impairments of goodwill and long-lived intangible assets; technological developments and intellectual property in our industry; severe weather, natural disasters, and seasonality; cybersecurity breaches or business system disruptions; and fluctuations in the market value of our publicly traded securities, including our ability to maintain compliance with the New York Stock Exchange’s continued listing requirements. We assume no obligation to update any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Forward Looking Statements

3 This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Non-GAAP Financial Measures

$471 $748 $947 $820 $493 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2016 2017 2018 2019 2020 Re ve nu es ($ m ill io ns ) Consolidated Revenues Two operating segments: Fluids Systems We are a leading provider of drilling, completion, and stimulation chemical products, rated #1 in customer satisfaction globally** Industrial Solutions We are a leading provider of engineered site access solutions, with a diversified customer base across industries • Electrical transmission infrastructure • Oil and gas exploration • Construction and other general access Industrial blending operations began in 2020 Industrial Solutions has historically been the primary source of Newpark operating income and cash generation. 4 * Free Cash Flow is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. ** Source: 2020 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research. Our strategic playbook, built upon end-market diversification and a capital-light business model, has reduced our dependency on oil and gas customers and enhanced our ability to generate consistent cash flows. Company Overview $15 $21 $41 $52 ($23) -$40 -$20 $0 $20 $40 $60 2017 2018 2019 2020 2016 Re ve nu es ($ m ill io ns ) Free Cash Flow *

ENVIRONMENTALLY FOCUSED PRODUCT OFFERING Environmentally-Focused Drilling Fluids Technologies • Water-based and synthetic-based fluids, replacing oil-based mud • Lower environmental impact • Lower risk to people & environment Efficient Stimulation Products • Lower water u liza on • U lize more recycled water Composite Matting System • Manufactured with 100% recyclable materials • Eliminates deforestation associated with competitive wood products • Lower weight products improves logistics efficiency, reducing carbon emissions and community impact HIGH SOCIAL STANDARDS Safety First • Aim for zero incidents • Training • Lower risk to people & environment Ethical Supply Chain • Supplier engagement • Enforcement of standards • Compliance with human rights standards Supported Employees • Training and development • Volunteer and charitable giving programs • Diversity in global workforce ROBUST GOVERNANCE PROGRAMS Compliance Program • Annual compliance training and Code of Ethics certification required for all employees • Zero tolerance for compliance violations • Global Hotline available 24/7 • Compliance Committee of senior executives – “Tone from the Top” Board of Directors • Non-executive Chairman • Diverse and independent • Stock ownership requirements • Robust Enterprise Risk Management process Local Content • Create jobs and develop skills • Develop local enterprises • Improve local economies 5 Compensation and Benefits • Pay-for-Performance recognized by Proxy Advisors and Shareholders • Competitive pay and benefits • Shareholder engagement Committed To Sustainability

6 Primary Commercial Impact of COVID-19: • Fluids Systems (EMEA region) Restrictions on movement of personnel and products within several countries have caused operational disruptions and customer project delays. Q4 2020 revenues down 50% from Q4 2019, with recovery dependent on the lifting of COVID restrictions. • Site and Access Solutions (U.S.) Disruption seen broadly in utility sector, as logistics and permitting challenges led to delays in customer projects and purchases. Recovery began in Q4 2020, as delayed projects recommenced. COVID-19 Impact $55 $32 $27 $29 $50 $135 $133 $75 $68 $79 $0 $25 $50 $75 $100 $125 $150 $175 $200 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Fluid Systems Industrial Solutions Re ve nu es ($ m ill io ns ) Quarterly Revenue 93% 7% Fourth Quarter 2020 – Revenue by Geography Fluid Systems Industrial Solutions 58%31% 11% U.S. Europe, Middle East, Rest of World Africa

$395 $616 $716 $620 $355 $0 $100 $200 $300 $400 $500 $600 $700 $800 2016 2017 2018 2019 2020 Re ve nu es ($ m ill io ns ) Total Segment Revenues Fourth Quarter 2020 - Revenue by Region 43% 15% 31% 11% U.S. Land U.S. GOM Europe, Middle East, Africa Rest of World Drilling Fluids Completion & Reservoir Fluids Stimulation Fluids • Non-aqueous • Water-based • Specialty Systems • Industrial Minerals • Solids Control and Waste Management • Drill-In Fluids • Engineered Displacements • Breakers • Completion Brines • Filtration • Hydraulic Fracturing • Matrix Acidizing • Coil Tubing • Sand Control PROVIDING TOTAL FLUIDS SOLUTION 7 Fluids Systems Overview Customer activities include oil and natural gas exploration, with emerging opportunity in geothermal drilling to support energy transition

$183 $395 $477 $427 $227 $44 $49 $0 $100 $200 $300 $400 $500 2016 2017 2018 2019 2020 Re ve nu e ($ M IL ) North America Revenues 8 Total Revenue GOM Revenue $260 $310 $325 $308 $214 $0 $100 $200 $300 $400 2016 2017 2018 2019 2020N et C ap it al E m pl oy ed ($ M IL ) North America Net Capital Employed (end of year) GOM • Market remaining much more stable, reflecting impact of IOC customer base • 2019 expansion into Completion and Reservoir Fluids and market share growth contributed to 9% growth in revenues in 2020 U.S. Land • Unprecedented market collapse in 2020, with market rig count declining 70%, before modestly recovering late in the year. • Swift actions taken to rationalize cost structure, preserving presence in key markets • U.S. workforce reduced by nearly 40% in 2020, with further footprint rationalization continuing into 2021 Fluids Systems – North America Asset Base • Liquidation of working capital, redeployment of assets and capital-light business model enhancing agility • Net Capital Employed 20% below 2016 level

9 $212 $220 $239 $193 $128 $0 $50 $100 $150 $200 $250 2016 2017 2018 2019 2020 International Revenues Re ve nu e ($ m ill io ns ) $95 $33 2020 Revenues by Customer Type IOC/NOC Regional Independent All Other Markets • Selective geographic expansion as market outlook improves, pursuing opportunities that meet appropriate qualifications: • Opportunity to differentiate with customer base • Stability in long-term outlook • Limited capital investment EMEA • Historical stability in region driven by strong mix of IOC/NOC customers • Foundation is built upon long-term NOC contracts in Kuwait and Algeria • COVID-19 provided major headwind to this historically stable region; recovery expected as COVID restrictions are lifted • Recovery will further benefit from start-up of secured contracts, which were delayed by COVID • Emerging opportunity for growing geothermal drilling in support of energy transition Fluids Systems - International

Total Segment Revenues $76 $132 $231 $200 $138 $0 $50 $100 $150 $200 $250 2016 2017 2018 2019 2020 Re ve nu es ($ m ill io ns ) Strategic Course Unchanged • 2021 poised for growth as utility sector projects delayed by COVID-19 recommence • Strategy expected to continue to capitalize on energy transition and enhance market diversification Value Proposition • Leading provider of engineered worksite access solutions, designed to: o Reduce customer operating costs o Reduce customer execution risk o Improve environmental sustainability Diversified Market Presence • Despite meaningful COVID headwind in 2020, achieved Y/Y growth in targeted industrial R&S markets • With expanding presence in multi-billion dollar Utility and Energy Infrastructure market, E&P end-market revenue represented < 20% of segment revenue in Q4 2020 o Remaining O&G presence heavily tied to natural gas-focused basins in Northeast US • Industrial Blending started up in 2020, providing disinfectants and cleaning products 10 Industrial Solutions - Overview $101 $29 $8 2020 Revenue By Type ($MIL) Rental & Service (R&S) Site Access Product Sales Industrial Blending Utility Infrastructure and Other Industrial R&S Revenues ($MIL) $53 $61 $65 $66 $0 $10 $20 $30 $40 $50 $60 $70 $80 2017 2018 2019 2020

Site and Access Solutions – Environmental Commitment

NEWPARK







>360,000*

Total Trees Saved

Our fully recyclable composite matting program prevents the deforestation associated with production of timber alternatives

24,700+* TONS

CO_2 Emission Reduction TTM

Lighter weight mats require fewer truckloads, thereby saving CO_2 emissions with every load eliminated

>13.7* Million

Miles Saved TTM

Fewer truckloads mean less miles driven and safer conditions for the community as a whole

**Reflects internal estimates of impact of DURA-BASE® Composite Matting System, verified by 3rd party. TTM = Trailing Twelve Months*

For more information, see: Newpark.com/environmental

11

12(1) Proceeds from sale of property, plant and equipment include the commercial sale of assets from mat rental fleet and other asset disposals. Financial Focus Capital Structure • 2020 debt balance reflects lowest level in > 20 years • $67m Convertible Notes due December 2021 expected to be settled with cash on-hand and availability under Asset-Based Loan (ABL) facility, which is largely undrawn • ABL facility has $80m+ of unused capacity as of February 2021, and expected to grow in 2021 Cash Flow and Liquidity • Capital investments primarily focused on Industrial end-market diversification in recent years • Flexible business model, with capital investment level adjusted based on growth rate and market environment, as demonstrated in 2020 $156 $160 $162 $160 $87 $0 $50 $100 $150 $200 $250 2016 2017 2018 2019 2020 Total Debt (End of Year) To ta l D eb t ($ m ill io ns ) $(34) $(24) $(43) $(31) $(3) -$50 -$40 -$30 -$20 -$10 $0 $10 $20 2016 2017 2018 2019 2020C as h Pr ov id ed b y (U se d in ) $ M il Net Capital Expenditures ($MIL) Capital Expenditures Proceeds from PP&E Sales (1) Net

APPENDIX

14 CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) Financial Report

15 OPERATING SEGMENT RESULTS (UNAUDITED) Financial Report

16 CONSOLIDATED BALANCE SHEETS (UNAUDITED) Financial Report

17 CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Financial Report

18 NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report

19 NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report

20 NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report

Paul Howes President & Chief Executive Officer Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary David Paterson President Fluids Systems Matthew Lanigan President Industrial Solutions 21 EXPERIENCED LEADERSHIP Executive Management

Paul L. Howes, President & CEO: Paul L. Howes joined Newpark’s Board of Directors and was appointed as the Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as the President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined Newpark’s Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes started his career with Lockheed Martin (Martin Marietta) in the early 80’s, working on the space shuttle program. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the American Petroleum Institute (API), and the National Ocean Industries Association (NOIA). Mr. Howes is Chairman of Buckets of Rain, a non-profit organization, focused on the rebuilding of Detroit one garden at a time through growing produce in local communities. He was previously Chairman of the General Membership Committee and a member of the Executive Committee of the API. Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. 22 MANAGEMENT BIOGRAPHIES Executive Management

Edward “Chip” Earle, Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD from the University of Texas in 2001. David A. Paterson, President, Fluid Systems: David was appointed as Vice President of the Company and President of Fluids Systems in July 2019. From October 2018 to July 2019, Mr. Paterson served as President - Pressure Pumping of Weir Oil and Gas. From December 1995 to October 2018, he served in varying roles for Schlumberger including President - Artificial Lift, President – Geoservices, and Vice President - Drilling Group Asia. During this time, he spent 17 years working directly in the Drilling Fluids, Completion Fluids, Solids Control and Waste management sector in Dowell Drilling Fluids and the M-I SWACO Joint Venture. He held numerous assignments of progressing responsibility in this space including: Well Site Fluids Engineer working on land, Offshore and Deepwater rigs, Customer In-House Fluids Representative, Field Service Manager, Product Line Manager for Completion Fluids, Country Manager, Asia Pacific Vice President, Eastern Hemisphere Senior Vice President, and Global Product Line Vice President. Mr. Paterson holds a Bachelor of Science and a Master of Science in Offshore Engineering from The Robert Gordon University in Aberdeen, Scotland. 23 MANAGEMENT BIOGRAPHIES Executive Management

Matthew Lanigan, President Industrial Solutions: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. 24 MANAGEMENT BIOGRAPHIES Executive Management

Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company (Chairman) G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. MICHAEL A. LEWIS Retired Interim President and Senior Vice President, Electrical Operations, Pacific Gas & Electric Corporation JOHN C. MINGÉ Former Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP Please visit our website for full biographies of our Board. 25 Board of Directors